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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: September 23, 2004

ACT Teleconferencing, Inc.
(Exact name of registrant as specified in its charter)

Colorado (State of Incorporation)	0-27560 (Commission File No.)	84-1132665 (IRS Employer Identification No.)
1526 Cole Boulevard, Suite 300, Golden, Colorado (Address of principal executive offices)		80401 Zip Code

(303) 233-3500
(Registrant's telephone number)

        Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provision (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement

        On September 23, 2004, ACT Teleconferencing, Inc. (the "Company") entered into Stock and Warrant Purchase Agreements (collectively, the "Agreements") with existing institutional investors. Pursuant to the terms of these Agreements, the Company completed subsequent closings of sales of additional shares of its common stock and warrants in the private placement originally announced on September 3, 2004. The gross proceeds of the final tranche were $200,000, in exchange for an additional 181,815 shares of common stock, together with 36,363 warrants to purchase common stock. The total gross proceeds of the private placement were $1,848,990.

        The shares of common stock were priced at $1.10 each, and the warrants are exercisable until September 3, 2009 at an exercise price of $1.50 per share. The net proceeds from the private placement will be used for working capital and to finance the Company's business plan.

        The Agreements provide that the Company will file a registration statement with the U.S. Securities and Exchange Commission within 30 days of the closing of the transactions contemplated by the Agreements, and require that the Company use its best efforts to cause the registration statement to become effective within 120 days of the filing. In the event the registration statement is not declared effective on or before the 90th day following the closing date of the transactions contemplated by the Agreements or in the event of certain other registration defaults, the Company must pay certain penalties to the investors.

        The Agreements also provide the investors with the right to participate in future equity financings by the Company for a period of 12 months, and restrict the Company's ability to issue additional common stock within 30 days of the closing of the transactions contemplated by the Agreements.

Item 3.02. Unregistered Sales of Equity Securities

        The disclosures included in Item 1.01 are incorporated into this Item 3.02 by reference.

        The sale of securities pursuant to the Agreements was exempt from the registration requirements of the Securities Act of 1933 (the "Act") pursuant to Section 4(2) of the Act and Rule 506 of Regulation D promulgated thereunder. Each investor is an "accredited investor" under the Act, and the securities were sold without any general solicitation by the Company or its representatives.

Item 9.01 Financial Statements and Exhibits

        The Exhibit index on page 4 of this Form 8-K lists the exhibits that are hereby filed or incorporated by reference.

Signatures

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACT Teleconferencing, Inc. (Registrant)
Date: September 24, 2004	By:	/s/ GENE WARREN Chief Executive Officer

Exhibit Index
(All exhibits are filed electronically)

Exhibit 99.1	—	Form of Stock and Warrant Purchase Agreement. Filed as exhibit 99.1 to 8K filed September 3, 2004, and incorporated herein by reference.
Exhibit 99.2	—	Annex I to Stock and Warrant Purchase Agreement. Filed as exhibit 99.2 to 8K filed September 3, 2004, and incorporated herein by reference.
Exhibit 99.3	—	Form of Stock Purchase Warrant. Filed as exhibit 99.3 to 8K filed September 3, 2004, and incorporated herein by reference.
Exhibit 99.4	—	Press release dated September 24, 2004.

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  Item 1.01. Entry into a Material Definitive Agreement
  Item 3.02. Unregistered Sales of Equity Securities
  Item 9.01 Financial Statements and Exhibits
Signatures
Exhibit Index (All exhibits are filed electronically)